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                                                                    Exhibit 99.2

                        Certification of CFO Pursuant to
                             18 U.S.C. Section 1350,
                    as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 11-K of Whirlpool Corporation (the "Company") for the annual period ended on December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), R. Stephen Barrett, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002) that:

3. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly represents, in all material respects, the financial condition and results of the Whirlpool 401(k) Plan..

                                          /s/ R. Stephen Barrett
                                          ----------------------------------
                                          Name:  R. Stephen Barrett
                                          Title: Executive Vice President
                                                 and Chief Financial Officer
                                          Date:  June 17, 2003